UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018 (July 2, 2018)

FEDERATED INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
(Address of principal executive offices, including zip code)

(412) 288-1900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On July 2, 2018, Federated Investors, Inc. (Federated) and its subsidiary, Federated Holdings (UK) II Limited, completed, effective as of July 1, 2018, the acquisition of a controlling interest in Hermes Fund Managers Limited (Hermes) from BT Pension Scheme (BTPS). This Form 8-K/A amends the Current Report on Form 8-K filed by Federated on July 2, 2018 to include the financial information required by Item 9.01.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(a)     Financial Statements of Businesses Acquired
Audited consolidated financial statements of Hermes Fund Managers Limited as of and for the year ended December 31, 2017 and the related notes to the financial statements, included in Exhibit 99.2 hereto.

(b)    Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements, and the related notes thereto, of Federated, included in Exhibit 99.3 hereto. Exhibit 99.3 reflects significant updates (primarily related to the valuation of goodwill, intangible assets, long-term deferred tax liabilities and fair value of noncontrolling interest in subsidiaries) since Exhibit 99.2 was furnished in connection with the Current Report on Form 8-K filed on September 17, 2018.

(d)    Exhibits

Exhibit 2.1	*
Share Sale Agreement, dated April 12, 2018, among BT Pension Scheme Trustees Limited, as trustee for and on behalf of the BT Pension Scheme, and Federated Holdings (UK) II Limited and Federated Investors, Inc. (incorporated by reference to Exhibit 2.1 to the April 13, 2018 Current Report on Form 8-K (File No. 001-14818))

Exhibit 2.2	*
Management Warranty Deed, dated April 12, 2018, among certain members of management of Hermes Fund Managers Limited, Federated Holdings (UK) II Limited and Federated Investors, Inc. (incorporated by reference to Exhibit 2.1 to the April 13, 2018 Current Report on Form 8-K (File No. 001-14818))

Exhibit 10.1	*
Shareholders’ Agreement, dated July 2, 2018, among Hermes Fund Managers Limited, BT Pension Scheme Trustees Limited, in its capacity as trustee for and on behalf of the BT Pension Scheme, Federated Holdings (UK) II Limited, and Federated Investors, Inc. (incorporated by reference to Exhibit 10.1 to the July 2, 2018 Current Report on Form 8-K (File No. 001-14818))

Exhibit 10.2	*
Put and Call Option Deed, dated July 2, 2018, among BT Pension Scheme Trustees Limited, in its capacity as trustee for and on behalf of the BT Pension Scheme, Federated Holdings (UK) II Limited, and Federated Investors, Inc. (incorporated by reference to Exhibit 10.2 to the July 2, 2018 Current Report on Form 8-K (File No. 001-14818))

Exhibit 10.3	*
Amendment No. 1 to Third Amended and Restated Credit Agreement, dated July 1, 2018, by and among Federated Investors, Inc., each of the guarantors (as defined in the Third Amended and Restated Credit Agreement, the lenders (as defined in the Third Amended and Restated Credit Agreement, and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the lenders. (incorporated by reference to Exhibit 10.3 to the July 2, 2018 Current Report on Form 8-K (File No. 001-14818))

Exhibit 23.1		Consent of KPMG (filed herewith)
Exhibit 99.1	*	Press Release issued by Federated Investors, Inc., dated July 2, 2018 (incorporated by reference to Exhibit 99.1 to the July 2, 2018 Current Report on Form 8-K (File No. 001-14818))
Exhibit 99.2		Financial Statements of Businesses Acquired (filed herewith)
Exhibit 99.3		Pro Forma Financial Information (furnished herewith)
* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC.
(REGISTRANT)

Date	October 26, 2018	By:	/s/ Thomas R. Donahue
Thomas R. Donahue
Chief Financial Officer